UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 13, 2008
Artes Medical, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33205	33-0870808

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
5870 Pacific Center Boulevard
San Diego, California 92121
(Address of Principal Executive Offices, with Zip Code)
(858) 550-9999
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On November 13, 2008, Artes Medical, Inc. (the “Company”) issued a press release announcing that the Company convened its annual stockholders meeting. At the meeting, stockholders elected Christopher J. Reinhard and John R. Costantino to the board of directors for three year terms, expiring at the 2011 Annual Meeting. A copy of the press release is attached as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated November 13, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: November 13, 2008

Artes Medical, Inc.
By:	/s/ Karla R. Kelly
Karla R. Kelly
Chief Legal Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated November 13, 2008.